                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

/X/   Filed by the Registrant

/ /   Filed by a Party other than the Registrant

Check the appropriate box:

/ /   Preliminary Proxy Statement

/ /   Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))

/X/   Definitive Proxy Statement

/ /   Definitive Additional Materials

/ /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           GROWTH AND INCOME PORTFOLIO

                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

    Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ---------------------------------------------------------------------

     Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     Total fee paid:

          ---------------------------------------------------------------------

/ /   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)      Amount Previously Paid:

          ---------------------------------------------------------------------

     Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     Filing Party:

          ---------------------------------------------------------------------

     Date Filed:

          ---------------------------------------------------------------------

                          GROWTH AND INCOME PORTFOLIO
                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036


                                                                    May 18, 2001


Dear Shareholder:

    A special meeting of the shareholders of Growth and Income Portfolio (the "Trust") will be held on July 3, 2001 at 9:00 a.m., Eastern time. Before that meeting we would like you to vote on the important issues affecting the Trust as described in the attached proxy statement. Formal notice of the meeting appears after this letter, followed by materials regarding the meeting.

    As you may be aware, The Chase Manhattan Corporation, the former corporate parent of the Trust's investment adviser, has recently completed a merger with J.P. Morgan & Co. Incorporated to form J.P. Morgan Chase & Co. ("JPMC"). As a result of this merger, JPMC is seeking to reorganize parts of its investment management business and funds advised by its subsidiaries. At the special meeting, shareholders of the Trust will be asked to consider and vote upon
(i) the election of a new Board of Trustees and (ii) a proposal to amend a fundamental investment restriction regarding loans.

    THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS DESCRIBED IN THIS DOCUMENT.

    We encourage you to read the attached proxy statement in full. By way of introduction, following this letter we have included questions and answers regarding this proxy. The information is designed to help you cast your vote as a shareholder of the Trust, and is being provided as a supplement to, and not a substitute for, your proxy materials, which we urge you to review carefully.

    We realize that this proxy statement will take time to read, but your vote is very important. Please familiarize yourself with the proposals and sign and return your proxy card in the enclosed postage-paid envelope today.


    If your completed proxy card is not received, you may be contacted by officers or employees of JPMorgan Funds, JPMC, its affiliates or other representatives of the Trust or by our proxy solicitor, D. F. King & Co., Inc.
D. F. King & Co., Inc. has been engaged to assist the Trust in soliciting proxies. They will remind you to vote your shares. You may also call the number provided in your proxy card for additional information.


                                          Sincerely,

                                          /s/ Fergus Reid

                                          Fergus Reid
                                          Chairman


                                                                       NAPS 5502

WHEN WILL THE SPECIAL MEETING BE HELD? WHO IS ELIGIBLE TO VOTE?

    The meeting will be held on July 3, 2001, at 9:00 a.m. Eastern time at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036. Please note that this meeting will only cover the items listed in this proxy statement. There will be no presentations about the Trust. The record date is the close of business on April 6, 2001. Only shareholders who own shares at that time are entitled to vote at the meeting.

WHAT ARE THE ISSUES CONTAINED IN THIS PROXY?

    Your Board of Trustees is recommending that shareholders consider the following proposals:

PROPOSAL
--------
1.  To elect the Board of Trustees;

2. To approve the adoption of an amended fundamental investment restriction regarding loans; and

3. To transact any other business that may properly come before the Meeting or any adjournments thereof.

WHO ARE THE NOMINEES TO BE MY TRUSTEES?

    Each of the Nominees currently serves as a Trustee of the Trust or is a Trustee or member of the Advisory Board of other mutual funds in the JPMorgan Funds Family. They are: William J. Armstrong, Roland R. Eppley, Jr., Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding, Jr. and H. Richard Vartabedian. Biographical information for the Nominees is included in the attached proxy statement.

WHY AM I BEING ASKED TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LOANS?

    Currently, the Trust has a fundamental investment restriction (a restriction that may only be changed by a shareholder vote) regarding loans that is different from the restriction regarding loans of certain other JPMorgan Funds. To promote greater efficiency in the management of the Trust, J.P. Morgan Fleming Asset Management (USA) Inc. (the "Adviser") has recommended a standard loan restriction for the Trust that reflects current industry practice, and has recommended a change to the Trust's fundamental restriction involving loans.

    The adoption of the proposed change is not expected to affect materially the way the Trust is managed.

HOW DO THE TRUSTEES OF THE TRUST RECOMMEND THAT I VOTE?

    The Board of Trustees unanimously recommends that you vote FOR all of the proposals on the enclosed proxy card.

WHOM DO I CALL FOR MORE INFORMATION?

    Please call the number provided in your proxy card for additional information.

                          GROWTH AND INCOME PORTFOLIO
                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 3, 2001


NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of Shareholders of Growth and Income Portfolio (the "Trust"), will be held at 1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NEW YORK 10036 on July 3, 2001 at 9:00 a.m., Eastern time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated May 18, 2001:


 1.  To elect the Board of Trustees;

 2. To approve the adoption of an amended fundamental investment restriction regarding loans; and

 3. To transact any other business that may properly come before the Meeting or any adjournments thereof.

    The Board of Trustees of the Trust has fixed the close of business on April 6, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust. The Meeting is being called for purposes of considering proposals 1 and 2 above and certain other proposals not applicable to you.

                             YOUR VOTE IS IMPORTANT

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                          GROWTH AND INCOME PORTFOLIO
                                          By Order of the Board of Trustees

                                          /s/ Lisa Hurley

                                          Lisa Hurley
                                          Secretary


Dated: May 18, 2001

                                PROXY STATEMENT

                          GROWTH AND INCOME PORTFOLIO
                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036

                        SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 3, 2001

                                  INTRODUCTION

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Growth and Income Portfolio (the "Trust") for use at the special meeting of shareholders to be held at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036 on July 3, 2001 at 9:00 a.m. Eastern time, and all adjournments thereof (the "Meeting"). The Meeting is being called for purposes of considering proposals 1 and 2, as described below, and certain other proposals not applicable to you.


    Shareholders of record at the close of business on April 6, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Because as of the Record Date you were a shareholder of the Trust, you are entitled to vote on proposals 1 and 2. This proxy statement and the accompanying notice of meeting and proxy card are first being mailed to shareholders on or about
May 18, 2001.



    The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Massachusetts business trust. The Trust's principal underwriter is J.P. Morgan Fund Distributors, Inc., 1211 Avenue of the Americas, 41st Floor, New York, N.Y. 10036 and the investment adviser for Trust's assets is J.P. Morgan Fleming Asset Management (USA) Inc., 522 Fifth Avenue, New York, N.Y. 10036. The Trust's administrator is The Chase Manhattan Bank, 270 Park Avenue, New York, N.Y. 10017.


    Set forth below is a summary of the proposals on which the shareholders of the Trust will vote.

                SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE

PROPOSAL 1. ELECTION OF THE BOARD OF TRUSTEES

PROPOSAL 2. AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LOANS

                                  PROPOSAL ONE
                         ELECTION OF BOARD OF TRUSTEES



    As a result of the recent merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation ("Chase") into J.P. Morgan Chase & Co. ("JPMC"), JPMC and its affiliates reviewed the compatibility of their various mutual fund groups. They proposed that appropriate steps be taken to integrate funds of the Trust and other registered investment companies advised by J.P. Morgan Fleming Asset Management (USA) Inc. (the "Chase Vista Fund Complex") and registered investment companies advised by J.P. Morgan Investment Management, Inc. (the "Morgan Fund Complex") in order that funds in these complexes be reorganized into a single, streamlined mutual fund complex bearing the "JPMorgan" name and sharing substantially similar arrangements for the provision of services to all such funds (the "Fund Complex"). Similarly, JPMC and the Boards considered that the Boards of Trustees for the Chase Vista Fund Complex and the Morgan Fund Complex also be integrated and streamlined into a consolidated Board of Trustees to serve all of the funds in the Fund Complex (the "Consolidated Board"). It is anticipated that having a Consolidated Board will enhance the governance of the larger Fund Complex and is consistent with the prior practice of having a single Board for each predecessor fund complex. JPMC believes, and the respective Boards similarly concluded, that the Consolidated Board will increase administrative efficiencies for JPMC and the funds in the Fund Complex and will benefit shareholders of all such funds. The eight individuals who are being proposed for election to the Consolidated Board, and hence the Nominees described in this Proposal, were nominated after a careful and deliberate selection process by the respective Nominating Committees and Boards of Trustees of the Chase Vista Fund Complex and the Morgan Fund Complex. This selection process included the consideration of various factors, such as the desire to balance the respective expertise of the various candidates and diversity of background, the historical experience of various Trustees and Advisory Board members of the predecessor complexes, the sizes of the Boards and each of the Fund Complexes and related future cost savings, the practicalities dictated by the age 70 mandatory retirement policy of the Morgan Fund Complex, and other factors the Boards deemed relevant.



    Accordingly, each Nominee identified below is a current Trustee or Advisory Board Member of the Trust or a current Trustee of other funds in the Fund Complex. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected. Each Trustee will hold office for a term of unlimited duration. The Trustees have no reason to believe that any Nominee will be unavailable for election.



    The persons named in the accompanying form of proxy intend to vote each such proxy "FOR" the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Trustee for any reason, but if that should occur prior to the Meeting, the proxies reserve the right to substitute another person or persons of their choice as nominee or nominees.



    Certain information concerning the Nominees of the Trust is set forth below:



NAME OF NOMINEE AND                   TRUSTEE OF            BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATIONS
CURRENT POSITION WITH FUND COMPLEX   TRUST SINCE   AGE   DURING THE PAST FIVE YEARS AND CURRENT DIRECTORSHIPS
----------------------------------   -----------   ---   ----------------------------------------------------
William J. Armstrong--                  1987       59   Retired; formerly Vice President and Treasurer,
  Trustee of the Trust and certain                      Ingersoll-Rand Company (manufacturer of industrial
  other trusts in the Fund Complex                      supplies). Address: 287 Hampshire Ridge, Park Ridge,
  since 1987                                            NJ 07656.
Roland R. Eppley, Jr.--                 1989       68   Retired; formerly President and Chief Executive
  Trustee of the Trust and certain                      Officer, Eastern States Bankcard Association Inc.
  other trusts in the Fund Complex                      (financial services) (1971-1988); Director, Janel
  since 1989                                            Hydraulics, Inc.; formerly Director of The Hanover
                                                        Funds, Inc. (open-end mutual funds). Address:
                                                        105 Coventry Place, Palm Beach Gardens, FL 33418.

NAME OF NOMINEE AND                   TRUSTEE OF            BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATIONS
CURRENT POSITION WITH FUND COMPLEX   TRUST SINCE   AGE   DURING THE PAST FIVE YEARS AND CURRENT DIRECTORSHIPS
----------------------------------   -----------   ---   ----------------------------------------------------
Ann Maynard Gray--                    Nominee      55   Former President, Diversified Publishing Group and
  Member of Advisory Board of                           Vice President, Capital Cities/ABC, Inc. Ms. Gray is
  certain trusts in the Fund                            also a director of Duke Energy Corporation and Elan
  Complex since 2000                                    Corporation, plc (pharmaceuticals). Address: 1262
                                                        Rockrimmon Road, Stamford, CT 06903.
Matthew Healey--                      Nominee      63   Former Chief Executive Officer of trusts in the Fund
  Chairman of certain trusts in the                     Complex through April 2001; Chairman, Pierpont Group
  Fund Complex; Trustee of certain                      (provides services to trustees of investment
  trusts in the Fund Complex since                      companies), since prior to 1993. His address is: Pine
  1982                                                  Tree Country Club Estates, 10286 Saint Andrews Road,
                                                        Boynton Beach, FL 33436.
Fergus Reid, III*--                     1987       68   Chairman and Chief Executive Officer, Lumelite
  Chairman of the Trust and certain                     Corporation (plastics manufacturing), since September
  other trusts in the Fund Complex;                     1985; Trustee, Morgan Stanley Funds. Address:
  Trustee of certain trusts in the                      202 June Road, Stamford, CT 06903.
  Fund Complex since 1984
James J. Schonbachler--               Nominee      58   Retired; Prior to September, 1998, Managing Director,
  Member of Advisory Board of                           Bankers Trust Company and Chief Executive Officer and
  certain trusts in the Fund                            Director, Bankers Trust A.G., Zurich and BT Brokerage
  Complex since 2000                                    Corp. (financial services). Address: 3711 Northwind
                                                        Court, Jupiter, FL 33477.
Leonard M. Spalding, Jr.*--             1998       65   Retired; formerly Chief Executive Officer of Chase
  Trustee of the Trust and certain                      Mutual Funds Corp.; formerly President and Chief
  other trusts in the Fund Complex                      Executive Officer of Vista Capital Management
  since 1998                                            (investment management); and formerly Chief Investment
                                                        Executive of The Chase Manhattan Private Bank
                                                        (investment management). Address: 2025 Lincoln Park
                                                        Road, Springfield, KY 40069.
H. Richard Vartabedian--                1992       65   Former President of the Trust and other trusts in the
  Trustee of the Trust and certain                      Fund Complex; Investment Management Consultant;
  other trusts in the Fund Complex                      formerly, Senior Investment Officer, Division
  since 1992                                            Executive of the Investment Management Division of The
                                                        Chase Manhattan Bank, N.A., 1980-1991. Address:
                                                        P.O. Box 296, Beach Road, Hendrick's Head, Southport,
                                                        ME 04576.


---------------------


  *  Mr. Reid is deemed to be an "interested person" (as defined in the 1940
     Act) because he is an officer of the Trust. Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of JPMC.



    If elected, each Nominee would oversee 81 separate portfolios.



    The Board of Trustees of the Trust met 6 times during the fiscal year ended October 31, 2000, and each of the Trustees attended at least 75% of the meetings.



    The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000.



    The Board of Trustees of the Trust presently has a Nominating Committee. The members of the Nominating Committee are Messrs. Armstrong, Blum, Cragin, Eppley, Harkins, MacCallan, McDavid, Neff, Ten Haken and Thode. The function of the Nominating Committee is to nominate trustees for the Board to consider. The Nominating Committee met one time during the fiscal year ended October 31, 2000.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS


    Each current Trustee is reimbursed for expenses in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the Adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component.



    Set forth below is information regarding compensation paid or accrued during the calendar year ended December 31, 2000 for each Nominee of the Trust:



                                                                      PENSION OR RETIREMENT         TOTAL
                                            COMPENSATION FROM          BENEFITS ACCRUED AS    COMPENSATION FROM
                                         "CHASE FUND COMPLEX"(1)          FUND EXPENSES       "FUND COMPLEX"(2)
                                     -------------------------------  ---------------------  -------------------
William J. Armstrong                            $ 90,000                    $ 41,781             $ 90,000 (10)(3)
Roland R. Eppley, Jr.                           $ 91,000                    $ 58,206             $ 91,000 (10)(3)
Ann Maynard Gray                                      NA                          NA             $ 75,000 (17)(3)
Matthew Healey(4)                                     NA                          NA             $ 75,000 (17)(3)
Fergus Reid, III                                $202,750                    $110,091             $202,750 (10)(3)
James J. Schonbachler                                 NA                          NA             $ 75,000 (17)(3)
Leonard M. Spalding, Jr.                        $ 89,000                    $ 35,335             $ 89,000 (10)(3)
H. Richard Vartabedian                          $134,350                    $ 86,791             $134,350 (10)(3)


---------------------


(1) The Chase Fund Complex means registered investment companies advised by the Adviser.
(2) A Fund Complex generally means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies (as used herein, registered investment companies advised by J.P. Morgan Investment Management Inc.
     ("JPMIM") and the Adviser).
(3) Total number of investment company boards with respect to Trustees, or Advisory Boards with respect to Advisory Board members, served on within the Fund Complex.
(4)  Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont
     Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.


RETIREMENT PLAN AND DEFERRED COMPENSATION PLAN FOR ELIGIBLE TRUSTEES


    Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the Adviser, the administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Adviser and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian, who are Nominees, received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each Nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.



    Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Adviser, the administrator or distributor or any of their affiliates) may enter into agreements with the Trust whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the

Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as selected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Nominees who have elected to defer compensation under such plan.



ONE-TIME RETIREMENT PACKAGE FOR MORGAN FUND COMPLEX



    Inasmuch as the registered investment companies advised by JPMIM (the "Morgan Fund Complex") do not have any retirement plan for its Trustees and JPMC will also benefit from the administrative efficiencies of a consolidated board, JPMC volunteered to pay a one-time retirement package to the Trustees of the Morgan Fund Complex and the Advisory Board members who will leave the Board of Trustees or Advisory Board of the Morgan Fund Complex prior to their normal retirement date. For each retiring Trustee, the retirement package is equal to three times the annual fee (which may increase) for the new combined Board per Trustee; for each Advisory Board member, the retirement package is one and a half times the annual fee (which may increase) for the new combined Board per Trustee.



PRINCIPAL EXECUTIVE OFFICERS



    The Trust's principal executive officers are listed below. The officers conduct and supervise the business operations of the Trust. Each officer will hold office for an indefinite term, but may be removed by the Board of Trustees at any time. The principal executive officers of the Trust are as follows:



    NAME AND POSITION       AGE  PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS AND OTHER INFORMATION
--------------------------  ---  ---------------------------------------------------------------------
Martin R. Dean,             37   Vice President, Administration Services, BISYS Fund Services, Inc.
  Treasurer and Assistant        (mutual fund administration); formerly Senior Manager, KPMG Peat
  Secretary                      Marwick (accounting firm) (1987-1994). Address: 3435 Stelzer Road,
  (1995-present)                 Columbus, OH 43219.

Lisa Hurley,                45   Senior Vice President and General Counsel, BISYS Fund Services, Inc.
  Secretary                      (mutual fund administration); formerly Counsel to Moore Capital
  (1999-present)                 Management (investment management) and General Counsel to Global
                                 Asset Management (investment management) and Northstar Investments
                                 Management (investment management). Address: 90 Park Avenue, New
                                 York, NY 10016.

Vicky M. Hayes,             37   Vice President and Global Marketing Manager, J.P. Morgan Fund
  Assistant Secretary            Distributors, Inc. (mutual fund administration and distribution);
  (1998-present)                 formerly Assistant Vice President, Alliance Capital Management and
                                 held various positions with J. & W. Seligman & Co. (investment management). Address: 1211 Avenue of the Americas, 41st Floor, New
                                 York, NY 10081.

Alaina Metz,                33   Chief Administrative Officer, BISYS Fund Services, Inc. (mutual funds
  Assistant Secretary            administration; formerly Supervisor, Blue Sky Department, Alliance
  (1998-present)                 Capital Management L.P. (investment management) Address: 3435 Stelzer
                                 Road, Columbus, OH 43219.


RECOMMENDATION OF TRUSTEES

    The Trustees of the Trust voted for the approval of the election of the Nominees as Trustees. If elected, each Trustee will hold office until his or her successor is chosen or qualified except (a) any Trustee may resign, (b) any Trustee may be removed by shareholders upon an affirmative vote of two-thirds of all the shares entitled to be cast for the election of Trustees, and (c) any Trustee may be removed with cause by at least two-thirds of the remaining Trustees.

REQUIRED VOTE

    The affirmative vote of the holders of more than 50% of the voting securities of the Trust present, in person or by proxy, at the Meeting is required to elect a Trustee of the Trust, provided that at least a majority of the outstanding voting securities of the Trust is represented at the Meeting, either in person or by proxy. In the event that the requisite vote is not reached, the current Trustees would remain as the only Trustees of the Trust.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

ACCOUNTANTS


    PricewaterhouseCoopers LLP serves as the Trust's independent accountants, auditing and reporting on the annual financial statements of the Trust and reviewing certain regulatory reports and the Trust's federal income tax returns. PricewaterhouseCoopers LLP also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions at the Meeting.


   AUDIT FEES. The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of the Trust for the last fiscal year was $24,000.

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed for financial information systems and design implementation services rendered by PricewaterhouseCoopers LLP to the Trust, the Adviser and the Adviser's affiliates that provide services to the Trust for the calendar year ended December 31, 2000 was $1,360,000.

   ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Trust, the Adviser and the Adviser's affiliates that provide services to the Trust for the calendar year ended December 31, 2000 was $25,328,700.

    The Audit Committee of the Trust has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                  PROPOSAL TWO
        AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LOANS

ADOPTION OF STANDARDIZED INVESTMENT RESTRICTIONS

    The purpose of Proposal 2 is to amend the Trust's fundamental investment restriction regarding loans (the "Restriction"). The Trust's Restriction may only be changed by a vote of the shareholders. The Trustees have considered the Adviser's recommendation to amend the Restriction in order to have it conform to the loan restriction of other JPMorgan Funds.

    The Trustees believe that eliminating the disparities between the Trust's Restriction and the loan restriction of other JPMorgan Funds will enhance the Adviser's ability to respond to changing regulatory and investment conventions, practices and requirements. In addition, the proposed change will allow the Trust greater investment flexibility to respond to future investment opportunities. However, the Adviser does not anticipate that the change will result at this time in a material change in the level of investment risk associated with an investment in the Trust.

    If the proposed change is approved by the Trust's shareholders, the Trust's prospectus and statement of additional information ("SAI") will be revised, as appropriate and as soon as practicable, to reflect the change.

    If approved by shareholders of the Trust, the amended Restriction will remain fundamental to the Trust and, as such, cannot be changed without a further shareholder vote. On the other hand, if the amended Restriction is not approved by shareholders, the current Restriction will remain in place as a fundamental restriction of the Trust.

CURRENT RESTRICTION

    The Trust's current Restriction regarding lending states that:

        The Portfolio may not make loans, except that the Portfolio may:
        (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets.

PROPOSED RESTRICTION

    It is proposed that shareholders approve the replacement of the foregoing Restriction with the following amended fundamental Restriction regarding lending:

        The Portfolio may make loans to other persons, in accordance with the Portfolio's investment objectives and policies and to the extent permitted by applicable law.

    The proposed Restriction would permit the Trust to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party. Loans may be made to companies, governments and other borrowers. These types of investments may have additional risks beyond conventional debt securities, because they may provide less legal protection for the Trust, or because there may be a requirement that the Trust supply additional cash to a borrower on demand, in particular in the event of default by the borrower. In the event of a default, the Trust may take possession of the collateral, with its attendant risks. The Adviser will evaluate the creditworthiness of prospective borrowers to seek to reduce the risk of default.

RECOMMENDATION OF TRUSTEES

    The Trustees have reviewed the potential benefits and detriments associated with the proposed amendment of the Trust's Restriction. The Trustees also considered that the Trust remain subject to specific restrictions under the 1940 Act and the Internal Revenue Code, which limit certain investments and strategies, but do not eliminate risk. The Trustees of the Trust voted to approve the proposed amendment of the Restriction.

REQUIRED VOTE

    The affirmative vote of the holders of "a majority of the outstanding voting securities" of the Trust is required for approval of Proposal 2 regarding the Trust's Restriction. Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of the Trust is defined as the lesser of
(a) 67% or more of the voting securities of the Trust present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Trust ("1940 Act Majority").

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.

                   VOTING INFORMATION CONCERNING THE MEETING

GENERAL INFORMATION


    This Proxy Statement is being furnished in connection with the solicitation of proxies by the Trust's Board of Trustees for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. The Trust's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition, the Trust has retained the services of professional solicitors to aid in the solicitation of proxies for a fee. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of the Trust to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.



    Only the shareholders of record at the close of business on April 6, 2001 will be entitled to vote at the Meeting. The holders of a majority of the shares outstanding of the Trust at the close of business on April 6, 2001 present in person or represented by proxy will constitute a quorum for the Meeting. Each full share outstanding as of April 6, 2001 is entitled to one vote, and each fraction thereof is entitled to a proportionate share of one vote. The number of shares of the Trust outstanding as of the close of business on April 6, 2001 was 92,302,607.95 shares.


    If a quorum is not present at the Meeting, sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, or the shareholders determine to adjourn the Meeting for any other reason, the shareholders present (in person or proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of the shareholders holding a majority of the shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient shares to reduce the number present to less than a quorum. If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the meeting (or any adjournment thereof).

PROXIES

    All shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR each Proposal described in this Proxy Statement. The shareholders voting to ABSTAIN on the Proposals will be treated as present for purposes of achieving a quorum and in determining the votes cast on the Proposals, but not as having voted FOR the Proposals (and therefore will have the effect of a vote against). A properly signed proxy on which a broker has indicated that it has no authority to vote on the Proposals on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on the Proposals (and therefore will have the effect of a vote against).

    A proxy granted by any shareholder may be revoked by such shareholder at any time prior to its use by written notice to the Trust, by submission of a later dated proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION


    JPMC will pay all of the expenses in connection with the preparation, printing and mailing to shareholders of the proxy, accompanying notice of meeting and this proxy statement and any supplementary solicitation of its shareholders.



    It is expected that the cost of retaining D. F. King & Co., Inc. to assist in the proxy solicitation process for the Fund Complex will not exceed $200,000 in addition to expenses, which cost will be borne by JPMC.


BENEFICIAL OWNERSHIP


    Exhibit A contains information about the beneficial ownership by shareholders of five percent or more of the Trust's outstanding shares, as of April 6, 2001. On that date, the existing Trustees and officers of the Trust, together as a group, "beneficially owned" less than 1% of the Trust's outstanding shares.


ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

    The Trust will furnish, without charge, a copy of its most recent annual report (and most recent semi-annual report succeeding the annual report, if any) to a shareholder of the Trust upon request. Any such request should be directed to the Trust at (800) 348-4782.


PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS



    The Trust does not generally hold an Annual Meeting of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.


                                 OTHER BUSINESS

    The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.


    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS APPROVAL OF EACH PROPOSAL. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF THE PROPOSALS.



MAY 18, 2001

                                   EXHIBIT A



                     PRINCIPAL HOLDERS OF VOTING SECURITIES



    As of April 6, 2001, the following shareholders were known to the Trust to own beneficially 5% or more of the shares of the Trust:



                                                     PERCENT OF
                                                     OUTSTANDING
                                                      SHARES OF
NAME AND ADDRESS OF BENEFICIAL OWNER  SHARES OWNED      TRUST
------------------------------------  -------------  -----------

FutureFunds II Series Account         92,302,607.95     100%
8515 East Orchard Road
Greenwood Village, CO 80111

FORM OF PROXY




                           GROWTH AND INCOME PORTFOLIO

     This proxy is solicited on behalf of the Board of Trustees of Growth and Income Portfolio for the Special Meeting of the Shareholders to be held on July 3, 2001.

     The undersigned hereby appoints Peter Eldridge, Joseph Bertini AND Judy Bartlett, and each of them, attorneys and proxies for the undersigned, with full power of substitution, and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 1211 Avenue of the Americas, 41st Floor, New York, New York, on July 3, 2001, at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Shareholders in person or by substitute (or, if only one shall be so present, then that one) and shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

     NOTE: Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

         DATE
              -----------------------

         ----------------------------

         ----------------------------



         Signature(s), Title(s) (if applicable)

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

Mark box at right if an address change or comment has been      /   /
noted on the reverse side of this card.


CONTROL NUMBER:
RECORD DATE SHARES:


Please be sure to sign and date this Proxy.            Date
-------------------------------------------------------------------------------


--------Shareholder sign here--------------------------Co-owner sign here------


DETACH CARD


VOTE BY TELEPHONE

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING COMBINED PROSPECTUS/PROXY
   STATEMENT.

2. CALL THE TOLL-FREE NUMBER
   1-877-PRX-VOTE (1-877-779-8683).
   THERE IS NO CHARGE FOR THIS CALL.

3. ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.

4. FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!


                                                     For All    With-    For All
1. To elect Trustees to serve as members of the      Nominees   hold     Except
   Board of Trustees of the Trust.                    /   /    /   /     /   /


   (01) William J. Armstrong
   (02) Roland R. Eppley, Jr.
   (03) Ann Maynard Gray
   (04) Matthew Healey
   (05) Fergus Reid, III
   (06) James J. Schonbachler
   (07) Leonard M. Spalding, Jr.
   (08) H. Richard Vartabedian


   NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

2. To approve the adoption of an amended              For    Against    Abstain
   fundamental investment restriction regarding      /   /    /   /      /   /
   loans.


3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.


                                                                     DETACH CARD


VOTE BY INTERNET
It's fast, convenient, and your vote is immediately confirmed and posted.


FOLLOW THESE FOUR EASY STEPS:


1. READ THE ACCOMPANYING COMBINED PROSPECTUS/PROXY
   STATEMENT.


2. GO TO THE WEBSITE
   http://www.eproxyvote.com/pptxx


3. ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.

4. FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/pptxx anytime!


    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET